                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 20, 2003

                              THE HOME DEPOT, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

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
                Delaware                                 1-8207                               95-3261426
    -------------------------------             ------------------------                ----------------------

    (State or other jurisdiction of             (Commission File Number)                     (IRS Employer
             incorporation)                                                                  Identification
                                                                                                Number)
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
          2455 Paces Ferry Road, Atlanta, Georgia                                   30339-4024
         ----------------------------------------                              -------------------
         (Address of principal executive offices)                                   (Zip Code)
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       Registrant's telephone number, including area code: (770) 433-8211

                                 Not applicable
         (Former name or former address, if changed since last report)


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ITEM 9. REGULATION FD DISCLOSURE.
(FURNISHING INFORMATION UNDER "ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.")

On May 20, 2003, The Home Depot, Inc. issued a press release announcing financial results for the quarter ended May 4, 2003. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated into this Item by reference.

The information furnished under this "Item 9. Regulation FD Disclosure" and the accompanying Exhibit 99.1 are intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 (March 27, 2003).


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE HOME DEPOT, INC.
                                      -----------------------------------------
                                                   (Registrant)



                                          /s/ Carol B. Tome
                                      -----------------------------------------
                                              Carol B. Tome
                                              Executive Vice President and
                                              Chief Financial Officer

Dated: May 20, 2003


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                                 EXHIBIT INDEX

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
Exhibit No.          Description
-----------          -----------

99.1                 Press Release of The Home Depot, Inc., dated May 20, 2003.
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